GOODWILL	12 Months Ended
Dec. 31, 2025
Goodwill [Abstract]
GOODWILL	GOODWILL
Goodwill allocation
For business combinations, goodwill is allocated as of the transaction date to Sunrise cash-generating units ('CGUs'). Sunrise CGUs with allocated goodwill consist of Residential, Business and Wholesale.

CHF in millions	Residential	Business	Wholesale	Total
Cost:
1 January 2024	4,587.1	1,098.3	327.3	6,012.7
Additions from business combinations	—	—	—	—
31 December 2024	4,587.1	1,098.3	327.3	6,012.7
Additions from business combinations	—	—	—	—
31 December 2025	4,587.1	1,098.3	327.3	6,012.7

CHF in millions	Residential	Business	Wholesale	Total
Goodwill, net:
Net carrying amount at 31 December 2024	4,587.1	1,098.3	327.3	6,012.7
Net carrying amount at 31 December 2025	4,587.1	1,098.3	327.3	6,012.7
Impairment tests for goodwill
Goodwill is subject to an annual impairment test conducted as of 30 September of each year. In 2025, there were no other recorded intangible assets with indefinite useful lives (2024: CHF 0). The recoverable amount of all CGUs has been determined based on their value-in-use using a discounted cash flow (DCF) method. The annual impairment test performed as of 30 September 2025 did not result in the recognition of any impairment losses for any of the Group’s CGUs. The key assumptions used are listed below:
Key assumptions used in value in use calculations

	2025	2024
Long-term growth rate	—%	—%
WACC (pre-tax)	5.1%	5.3%

The calculation basis for the DCF model is the Sunrise business plan as approved by the Executive Committee. The detailed planning horizon of the business plan covers five years. The free cash flows beyond the five-year planning period were extrapolated using a long-term growth rate. The discount rate is the weighted average cost of capital ('WACC') before tax of Sunrise. Budgeted gross margin and growth rates are based on past performance and management's expectations of market development. Revenue, as a further key assumption, is estimated using detailed revenue models including market dynamics, expectations for pricing and customer churn rates, amongst others. As of the impairment-test date, the recoverable amount for all CGUs was higher than the carrying amount. The annual impairment test for the reporting period did not result in any impairment of recognised goodwill. In accordance with IAS 36.134–136, Sunrise has disclosed the key assumptions and valuation approach used to determine the recoverable amount of the relevant CGUs. IAS 36.134(f) requires a sensitivity analysis only if a reasonably possible change in a key assumption would cause the carrying amount to exceed the recoverable amount. Management reviewed the key assumptions and performed targeted analyses, concluding that no reasonably possible change in any key assumption would result in an impairment. Therefore, the requirement to provide a sensitivity analysis under IAS 36.134(f) does not apply.